Exhibit 99.1

ACQUISITION

AGREEMENT

between

Skreem Entertainment Inc., a Nevada Corporation  (“SKNT”)

and

Diversified Global Holdings (DGH), Inc., a Delaware Corporation

Dated: April 11, 2008

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement")

is entered into as of this 11th  day of April 2008, by and between Skreem Entertainment Inc., a Nevada Corporation  (hereinafter referred to as “SKNT”) and  Diversified Global Holdings (DGH), a Delaware  Corporation (hereinafter referred to as "DGH”), (collectively the two companies are hereinafter referred to as the “Parties”) upon the following premises:

Premises

WHEREAS,

SKNT, is a publicly held corporation organized under the laws of the State of Nevada;

WHEREAS,

DGH is an open joint stock company organized under the laws of Delaware;

WHEREAS,

management of the constituent corporations have determined that it is in the best interest of the parties that SKNT acquire 100% of the issued and outstanding securities of DGH in exchange for 20,000,000 ( twenty million ) SKNT common stock at the price of $2.50 USD (price determined by the closing price as of at the market close on April 14, 2008) (hereinafter referred to as the "Exchange") and DGH agreed to use its best efforts to cause its shareholders (hereinafter referred to as the "DGH Shareholders") to exchange their securities of DGH on the terms described herein; and

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived here from, it is hereby agreed as follows:

Agreement ARTICLE I

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF DGH

            As an inducement to, and to obtain the reliance of SKNT except as set forth on the DGH Schedules (as hereinafter defined),DGH represents and warrants as follows:

Section 1.01

Organization. DGH  is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by  it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business.  Included in the DGH Schedules are complete and correct copies of the articles of incorporation, and the bylaws of DGH as in effect on the date hereof.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of DGH’s articles of incorporation or bylaws. DGH has taken all actions required by law, its articles of incorporation, or otherwise to authorize the execution and delivery of this Agreement. DGH has full power, authority, and legal right and has taken all action required by law, its articles of incorporation, and otherwise to consummate the transactions herein contemplated.

Section 1.02

Capitalization.  The authorized capitalization of DGH consists of 1,500 shares of which 1,500 are common stock and 0 preferred  stock that are currently issued and outstanding.  All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

Section 1.03

Absence of Certain Changes or Events.  Except as set forth in this Agreement or the DGH Schedules, since April 4, 2008 there has been no material change in the business and assets of DGH and to the best knowledge of DGH, DGH has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect the business, operations, properties, assets, or condition of DGH.

Section 1.04

Litigation and Proceedings.  There are no actions, suits, proceedings, or investigations pending or, to the knowledge of DGH after reasonable investigation, threatened by or against DGH or affecting DGH or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. DGH does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances that, after reasonable investigation, would result in the discovery of DGH default.

Section 1.05

Contracts.

(a) Except as included or described in the DGH Schedules, there are no "material" contracts, agreements, franchises, license agreements, debt instruments or other commitments to which DGH is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement or (ii) involves aggregate obligations of at least twenty-five thousand dollars ($25,000));

(b) All contracts, agreements, franchises, license agreements, and other commitments to which DGH is a party or by which its properties are bound and which are material to the operations of DGH taken as a whole are valid and enforceable by DGH in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

(c) Except as set forth in the DGH Schedules, DGH is not a party to or bound by, and the properties of DGH are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of DGH; and

(d) Except as included or described in the DGH Schedules or reflected in the most recent DGH balance sheet, DGH is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which DGH is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of $25,000 in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of DGH.

Section 1.06

Material Contract Defaults. DGH is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of DGH and there is no event of default in any material respect under any DGH contract, agreement, lease, or other commitment in respect of which DGH has not taken adequate steps to prevent DGH default from occurring.

Section 1.07

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which DGH is a party or to which any of its properties or operations are subject.

Section 1.08

Governmental Authorizations.  Except as set forth in the DGH Schedules, DGH has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof.  Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by DGH of this Agreement and the consummation by DGH of the transactions contemplated hereby.

Section 1.09

Compliance With Laws and Regulations.  Except as set forth in the DGH Schedules, to the best of its knowledge DGH has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of DGH, or except to the extent that noncompliance would not result in the occurrence of any material liability for DGH.

Section 1.10

Approval of Agreement.  The board of directors of DGH has authorized the execution and delivery of this Agreement by DGH and has approved this Agreement and the transactions contemplated hereby, and will recommend to the DGH Shareholders that the Exchange be accepted by them.

Section 1.11

Material Transactions or Affiliations.  Set forth in the DGH Schedules is a description of every contract, agreement, or arrangement between DGH and any predecessor and any person who was at the time of DGH contract, agreement, or arrangement an officer, director, or person owning of record, or known by DGH to own beneficially, 5% or more of the issued and outstanding common stock of DGH and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof.  Except as disclosed in the DGH Schedules or otherwise disclosed herein, no officer, director, or 5% shareholder of DGH has, or has had since inception of DGH, any known interest, direct or indirect, in any transaction with DGH which was material to the business of DGH.  There are no commitments by DGH, whether written or oral, to lend any funds, or to borrow any money from, or enter into any other transaction with, any DGH affiliated person.

Section 1.12

UNR Schedules. DGH has delivered to SKNT the following schedules, which are collectively referred to as the "DGH Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of DGH as complete, true, and correct as of the date of this Agreement in all material respects:

(a) a schedule containing complete and correct copies of the articles of incorporation, and bylaws of DGH in effect as of the date of this Agreement;

(b) Schedule containing unaudited financial statements for the last two years, and a written assurance of presenting the GAAP standard audit within seventy five days after the closing of the present transaction.

( c) Shareholder List

DGH shall cause the DGH Schedules and the instruments and data delivered to SKNT, hereunder to be promptly updated after the date hereof up to and including the Closing.

Section 1.13

Payroll Taxes and Corporate Taxes.  All of the payroll taxes and corporate taxes owed by DGH up to the date of Closing shall remain the responsibility of DGH.

Section 1.14

Valid Obligation.  This Agreement and all agreements and other documents executed by DGH in connection herewith constitute the valid and binding obligation of DGH, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought by DGH .

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF SKNT

As an inducement to, and to obtain the reliance of DGH and the DGH Shareholders, except as set forth in the SKNT Schedules (as hereinafter defined), SKNT represents and warrants as follows:

Section 2.01

Organization.  SKNT is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.  Included in the SKNT Schedules are complete and correct copies of the Memorandum and Articles of Association of Holdings as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of DGH Memorandum and Articles of Association.   SKNT has taken all action required by law, its Articles of Incorporation, or otherwise to authorize the execution and delivery of this Agreement, and SKNT has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, or otherwise to consummate the transactions herein contemplated.

Section 2.02

Capitalization.  SKNT’s authorized capitalization consists of 50,000,000 shares of common stock, $.001par value of which 34,006,823 is currently outstanding.  All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. SKNT will effectuate 10 to 1 reverse split before the day of the closing of this transaction, bringing the total and outstanding to approximately 3,400,682.

Section 2.03

Subsidiaries and Predecessor Corporations.  SKNT does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporation, except as disclosed in the present agreement.

Section 2.04

Securities Filings; Financial Statements.

(a) Included in the SKNT Schedules is an audited balance sheet of SKNT as of December 31, 2006.

(b) SKNT has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

(c) SKNT has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof.  Each of SKNT income tax returns reflects the taxes due for the period covered thereby, except for amounts that, in the aggregate, are immaterial.

(d) The books and records, financial and otherwise, of SKNT are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

(e) All of SKNT assets are reflected on its financial statements, and, except as set forth in the SKNT Schedules or the financial statements of SKNT or the notes thereto, SKNT has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

Section 2.05

Filings: Books and Records.  The books and records, financial and otherwise, of SKNT are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

Section 2.06

Options or Warrants.  There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of SKNT, except as described in the present agreement (hereinafter referred to  "Existing Rights").

Section 2.08

Absence of Certain Changes or Events.  Except as disclosed in the SKNT Schedules, or otherwise disclosed in writing to DGH, since the date of the most recent SKNT balance sheet:

(a) there has not been (i) any material adverse change in the business, operations, properties, assets or condition of SKNT or (ii) any damage, destruction or loss to SKNT(whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of SKNT;

(b) SKNT has not (i) amended its certificate of incorporation or bylaws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of SKNT; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or  termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or  (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

(c) SKNT has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent SKNT balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if DGH amendment or termination is material, considering the business of SKNT; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

(d)

To the best knowledge of SKNT, it has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of SKNT.

Section 2.09

Litigation and Proceedings.  There are no actions, suits, proceedings or investigations pending or, to the knowledge SKNT after reasonable investigation, threatened by or against SKNT or affecting  SKNT or  its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in SKNT Schedules.  SKNT Limited has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance that after reasonable investigation would result in the discovery of DGH default.

Section 2.10

Contracts.

(a)  SKNT is not a party to, and its assets, are not bound by, any material contract, franchise, license agreement, agreement, debt instrument or other commitments whether DGH agreement is in writing or oral, except as disclosed in SKNT Schedules .

(b) SKNT is not a party to or bound by, and the properties of SKNT are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of DGH.

(c) All contracts, agreements, franchises, license agreements, and other commitments to which SKNT is a party or by which its properties are bound and which are material to the operations of SKNT taken as a whole are valid and enforceable by SKNT in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

(d) Except as indicated or described in the SKNT Schedules or reflected in the most recent SKNT balance sheet, SKNT is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which SKNT is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of $1,000 in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of SKNT.

Section 2.11

Material Contract Defaults.  SKNT is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of SKNT and there is no event of default in any material respect under any DGH contract, agreement, lease, or other commitment in respect of which SKNT has not taken adequate steps to prevent DGH a default from occurring.

Section 2.12

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which DGH is a party or to which any of its assets or operations are subject.

Section 2.13

Governmental Authorizations.  SKNT has all licenses, franchises, permits, and other governmental authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof.  Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, of registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by SKNT of this Agreement and the consummation by DGH of the transactions contemplated hereby.

Section 2.14

Compliance With Laws and Regulations.  To the best of its knowledge, SKNT has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of DGH or except to the extent that noncompliance would not result in the occurrence of any material liability.  This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section 2.15

Material Transactions or Affiliations.  Except as disclosed herein and in the SKNT Schedules, there exists no contract, agreement or arrangement between SKNT and any predecessor and any person who was at the time of DGH contract, agreement or arrangement an officer, director, or person owning of record or known by SKNT to own beneficially, 5% or more of the issued and outstanding common stock of SKNT and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof.  Neither any officer, director, nor 5% shareholder of SKNT has, or has had since inception of SKNT, any known interest, direct or indirect, in any DGH transaction with SKNT which was material to the business of SKNT.  SKNT has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any DGH affiliated person.

Section 2.16

Approval of Agreement.  The board of directors and the shareholders of SKNT have authorized the execution and delivery of this Agreement and have approved this Agreement and the transactions contemplated hereby.

Section 2.17

SKNT Schedules.  SKNT has delivered to DGH the following schedules, which are collectively referred to as the "SKNT Schedules" and which consist of separate schedules, which are dated the date of this Agreement, all certified by the chief executive officer of SKNT to be complete, true, and accurate in all material respects as of the date of this Agreement:

(a) a schedule containing complete and accurate copies of the certificate of incorporation and bylaws of SKNT as in effect as of the date of this Agreement;

(b) a schedule containing the financial statements of SKNT identified in paragraph 2.04(a);

(c) a certified shareholder list at the moment of the transaction.

d) resolution of the Board of Directors by which all directors of SKNT resign, and all the members of the Board of Directors of DGH are appointed to the board of SKNT.

SKNT shall cause the SKNT Schedules and the instruments and data delivered to DGH hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 2.18

Valid Obligation.  This Agreement and all agreements and other documents executed by SKNT in connection herewith constitute the valid and binding obligation of SKNT, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought by DGH.

ARTICLE III

PLAN OF EXCHANGE

Section 3.01

The Exchange.  On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.04), each DGH Shareholder the (hereinafter "Exchanging Shareholders"), shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the number of shares of common stock of DGH set forth on Schedule №1 attached hereto, in the aggregate constituting 100% of the issued and outstanding shares of DGH; the objective of DGH Exchange being the acquisition by SKNT of 100% of the issued and outstanding common stock of DGH.  In exchange for the transfer of DGH securities by the DGH Shareholders, certain shareholders of SKNT cause the delivery to the Escrow Account held by the Wolf Blitz Inc of 1,930,000 (one million nine hundred thirty thousand) from which 500,000 (five hundred thousand) shares to be paid to the consultants on the deal at the closing of the transaction according to the escrow account instructions. SKNT Board of Directors will issue at the closing 20,000,000 shares to DGH shareholders. thus bringing the DGH share ownership in SKNT to 87%. At the Closing, each DGH Shareholder shall, on surrender of his certificate or certificates representing DGH shares to SKNT or its registrar or transfer agent, be entitled to receive a certificate or certificates evidencing his proportionate interest according to the attached schedule C.  Upon consummation of the transaction contemplated herein of 100% of the shares of capital stock of DGH shall be held by SKNT.

Section 3.02

Upon execution of this agreement and for consideration thereof, DGH agrees to pay any amounts due for audit as previously disclosed.

Section 3.03

Reverse Stock Split.  The new SKNT shareholders and management shall agree not to vote for a reverse split at least for one year from the closing of this transaction. However such agreement may be revoked if leak-out-agreement terms violated. (Schedule E).

Section 3.04

Closing.  The closing ("Closing") of the transactions contemplated by this Agreement shall take place on May 5, 2008 or on other DGH time as parties agree.

Section 3.05

The financial statements of SKNT shall reflect all current and total liabilities, including all trade payables and all SKNT assets at Closing; further that DGH shall assume the payments of all aged payables of SKNT, as shown on Schedule 3.05 hereof, on terms and conditions satisfactory to the creditors listed thereon. Prior to Closing, SKNT shall use its best efforts to reduce and negotiate agreed reductions of the payables to be assumed by DGH at Closing, DGH that the total aggregate amount of payables to be assumed by DGH shall not exceed $100 at Closing.

Section 3.06

Upon signing SKNT’S board of directors shall appoint:                                                                                       SKNT’S officers and directors will effectively resign as DGH on the Closing Date, effective at the conclusion of the Closing;

Section 3.07

Closing Events.  At the Closing, DGH and each of the Exchanging Shareholders shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with DGH other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.  This Agreement shall become effective as of Closing on or about June 15, 2008.

Section 3.10

Termination.

(a)

This Agreement may be terminated by the board of directors of either SKNT or DGH at any time prior to the Closing if:

(i)

there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of DGH board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Exchange; or

(ii)

any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate DGH transactions (which does not include the Securities and Exchange Commission) or in the judgment of DGH board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any DGH approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the Exchange.

In the event of termination pursuant to this paragraph (a) of Section 3.04, no obligation, right or liability shall arise hereunder, and each party shall bear its own costs and expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

ARTICLE IV

SPECIAL COVENANTS

Section 4.01

Access to Properties and Records.  Each of the Parties will each afford to the officers and authorized representatives of the other Parties full access to their properties, books and records, in order that each may have a full opportunity to make DGH reasonable investigation as they shall desire to make of the affairs of the other, and each will furnish the other with DGH additional financial and operating data and other information reasonably requested.

Section 4.02

Delivery of Books and Records.  At the Closing, SKNT shall deliver to DGH, the copies of the corporate minute books, books of account, contracts, records, and all other books or documents of SKNT now in the possession of SKNT or its officer and director, Charles Camorata.

Section 4.03

Third Party Consents and Certificates.  All Parties agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.04

Consent of DGH Shareholders. DGH shall use its best efforts to obtain the consent of DGH shareholders to participate in the Exchange.

Section 4.05

SKNT Shareholder Meeting.  SKNT shall call a special shareholders meeting to be held on or prior to the Closing Date at which meeting the shareholders of SKNT shall be requested to approve, and SKNT board of directors shall recommend approval of, the terms of this Agreement, including the name change described in Section 4.05 and DGH other matters as shall require shareholder approval hereunder

Section 4.08

Post-Exchange Sales Under Rule 144 or 145, If Applicable.

(a) SKNT will use its best efforts to at all times comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including timely filing of all periodic reports required under the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

(b)

Upon being informed in writing by any DGH person holding restricted stock of SKNT subsequent to the Exchange that DGH person intends to sell any shares under Rule 144, Rule 145 or Regulation S promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), SKNT will certify in writing to DGH person that it has filed all of the reports required to be filed by it under the Exchange Act to enable DGH person to sell DGH person's restricted stock under Rule 144, 145 or Regulation S, as may be applicable in the circumstances, or will inform DGH person in writing that it has not filed any DGH report or reports.

(c) If any certificate representing any DGH restricted stock is presented to SKNT’S transfer agent for registration of transfer in connection with any sale theretofore made under Rule 144, 145 or Regulation S, provided DGH certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that DGH endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to SKNT and its counsel that the stock transfer has complied with the requirements of Rule 144, 145 or Regulation S, as the case may be, SKNT will promptly instruct its transfer agent to register transfer DGH shares and to issue one or more new certificates representing DGH shares to the transferee and, if appropriate under the provisions of Rule 144, 145 or Regulation S, as the case may be, free of any stop transfer order or restrictive legend.  The provisions of this Section 4.08 shall survive the Closing and the consummation of the transactions contemplated by this Agreement.

Section 4.09

Indemnification.

(a)

DGH hereby agrees to indemnify SKNT and each of the officers, agents and directors of SKNT as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article I of this Agreement.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

(b)SKNT and its officers and directors hereby agrees to indemnify DGH and each of the officers, agents, and directors of DGH as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF SKNT

The obligations of SKNT under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

Section 5.01

Accuracy of  Representations and Performance of Covenants.  The representations and warranties made by SKNT in this Agreement were true when made and shall be true at the Closing with the same force and effect as if DGH representations and warranties were made at and as of the Closing (except for changes therein permitted by this

Agreement).  SKNT shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by SKNT prior to or at the Closing.

Section 5.02

Officer's Certificate. DGH has been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of SKNT to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of SKNT threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the SKNT Schedules, by or against SKNT, which might result in any material adverse change in any of the assets, properties, business, or operations of SKNT.

Section 5.03

No Material Adverse Change.  Prior to the Closing, there shall not have occurred any change in the financial condition, business, or operations of SKNT nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 2.08.

Section 5.04

Approval by Shareholders.  The Exchange shall have been approved, and shares delivered in accordance with Section 3.01, by the holders of not less than 66.83% (sixty eight point eighty three percent) of the outstanding stock of DGH.

Section 5.05

No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 5.06

Consents.  All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of DGH after the Closing on the basis as presently operated shall have been obtained.

Section 5.07

Other Items.

(a)

SKNT shall have received a list of DGH shareholders containing the name, address, and number of shares held by each DGH shareholder as of the date of Closing, certified by an executive officer of DGH as being true, complete and accurate; and

(b)

SKNT shall have received DGH further opinions, documents, certificates or instruments relating to the transactions contemplated hereby as Parent may reasonably request.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF DGH

The obligations of DGH and the DGH Shareholders under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

Section 6.01

Accuracy of Representations and Performance of Covenants.  The representations and warranties made by DGH in this Agreement were true when made and shall be true as of the Closing (except for changes therein permitted by this Agreement) with the same force and effect as if DGH representations and warranties were made at and as of the Closing.  Additionally, DGH shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied shall have approved the Exchange and the related transactions described herein. SKNT shall have been furnished with certificates, signed by duly authorized executive officers of DGH and dated the Closing, to the foregoing effect.

Section 6.02

Officer's Certificate.  SKNT shall have been furnished with certificates dated the Closing Date and signed by duly authorized executive officers of DGH, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of DGH threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement  or, to the extent not disclosed in the DGH Schedules, by or against DGH, which might result in any material adverse change in any of the assets, properties or operations of DGH.

Section 6.03

No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 6.04

Consents.  All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of each party after the Closing on the basis as presently operated shall have been obtained.

Section 6.05

Other Items DGH shall have received further opinions, documents, certificates, or instruments relating to the transactions contemplated hereby as SKNT may reasonably request.

ARTICLE VII

MISCELLANEOUS

Section 7.01

Brokers.   The Parties agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement.  The Parties each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and DGH third person, whether express or implied from the actions of the indemnifying party.

Section 7.02

Governing Law.  This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Delaware without giving effect to principles of conflicts of law thereunder.  Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought by DGH exclusively in the federal courts of the United States.

Section 7.03

Notices.  Any notice or other communications required or permitted hereunder shall  be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to Skreem Entertainment Corp. (SKNT):

11637 Orpington St., Orlando, Florida  32817

Ph: 407-207-0400

Fax:407-207-0434

If to Diversified Global Holdings (DGH):

478 E. Altamonte Springs Blvd., Suite 108, Altamonte Springs, Florida 34787

Ph:  407-402-1022

Fax: 407-454-3577

With copies to:

or DGH other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any DGH notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 7.04

Attorney's Fees.  In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 7.05

Confidentiality.  Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of DGH other party, and shall not use DGH data or information or disclose the same to others, except (i) to the extent DGH data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that DGH data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.  In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply  with the confidentiality provisions set forth herein.

Section 7.06

Public Announcements and Filings.  Unless required by applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties.  Copies of any DGH filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

Section 7.07

Schedules; Knowledge.  Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

Section 7.08

Third Party Beneficiaries.  This contract is strictly between SKNT and DGH, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 7.09

Expenses.  Whether or not the Exchange is consummated, each Party hereto will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 7.10

Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to DGH subject matter.

Section 7.11

Survival; Termination.  The representations, warranties, and covenants of the respective parties shall survive the Closing and the consummation of the transactions herein contemplated for a period of two years.

Section 7.12

Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 7.13

Amendment or Waiver.  At any time prior to the Closing, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 7.14

Best Efforts.  Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

ATTEST:  DIVERSIFIED GLOBAL HOLDINGS

BY: ______________________________

DATE:____________________

ATTEST:  SKREEM ENTERTAINMENT CORPORATION

BY: _____________________________                             DATE:_____________________